                      AMENDMENT TO PARTICIPATION AGREEMENT

         The Amended and Restated Participation Agreement dated as of May 1, 2000, by and among OPPENHEIMER VARIABLE ACCOUNT FUNDS, OPPENHEIMERFUNDS, INC. and FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

         Schedules A and B of the Agreement are hereby deleted in their entirety and replaced with the Schedules A and B attached hereto, respectively.

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002


OPPENHEIMER VARIABLE ACCOUNT FUNDS


By:           /s/ Robert G. Zack
              ------------------------------------------------------
Name:         Robert G. Zack
              ------------------------------------------------------
Title:        Secretary

              ------------------------------------------------------


OPPENHEIMERFUNDS, INC.


By:           /s/ Robert G. Zack
              ------------------------------------------------------
Name:         Robert G. Zack
              ------------------------------------------------------
Title:        Senior Vice President

              ------------------------------------------------------


FIRST ALLMERICA FINANCIAL LIFE
  INSURANCE COMPANY


By:           /s/ Mark A. Hug
              ------------------------------------------------------
Name:         Mark A. Hug
              ------------------------------------------------------
Title:        Vice President

              ------------------------------------------------------

                                   SCHEDULE A

                     SEPARATE ACCOUNTS AND VARIABLE PRODUCTS


                                               VARIABLE LIFE PRODUCTS
                                               ----------------------

SEPARATE ACCOUNT                                  PRODUCT NAME                  1933 ACT #            1940 ACT #
----------------                                  ------------                  ----------            ----------
FR1                                               PremierFocus                     N/A                   N/A

FR2                                               PremierFocus                     N/A                   N/A

FR3                                               PremierFocus                     N/A                   N/A

FR4                                               PremierFocus                     N/A                   N/A

FQ1                                               PremierFocus                     N/A                   N/A

UR1                                               PremierFocus                     N/A                   N/A

UR2                                               PremierFocus                     N/A                   N/A

UR3                                               PremierFocus                     N/A                   N/A

UR4                                               PremierFocus                     N/A                   N/A

UQ1                                               PremierFocus                     N/A                   N/A

IMO                                             Select Life Plus                333-64162             811-10433

IMO                                          VUL 2001 Survivorship                 TBD                811-10433

SPVL                                             Select SPL II                  333-84310             811-10133

                                              VARIABLE ANNUITY PRODUCTS
                                              -------------------------

SEPARATE ACCOUNT                                  PRODUCT NAME                  1933 ACT #            1940 ACT #
----------------                                  ------------                  ----------            ----------
VA-K                                            ExecAnnuity Plus                 33-71052              811-8114
                                               Allmerica Advantage

VA-K                                          Immediate Advantage               333-81859              811-8114

VA-K                                            Agency C-Shares                 333-38276              811-8114
                                               (Premier Choice)

Allmerica Select                                Select Resource                  33-71058              811-8116

Allmerica Select                                 Select Charter                 333-63087              811-8116

Allmerica Select                                 Select Reward                  333-54070              811-8116


                                   SCHEDULE B

                PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

                      Oppenheimer Aggressive Growth Fund/VA
                 Oppenheimer Main Street Growth & Income Fund/VA
                      Oppenheimer Small Cap Growth Fund/VA
                       Oppenheimer Strategic Bond Fund/VA

                                 SERVICE SHARES
                 Oppenheimer Main Street Growth & Income Fund VA
                    Oppenheimer Capital Appreciation Fund VA
                     Oppenheimer Multiple Strategies Fund VA
                      Oppenheimer Global Securities Fund VA
                         Oppenheimer High Income Fund VA